EXHIBIT 10.224

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

[*] AGREEMENT [*]

BETWEEN

AIRBUS S.A.S.

and

AIR LEASE CORPORATION

[*]

[*] Agreement [*]
Ref. CT2410756	Page 1/4

This [*] Agreement [*] (the “[*] Agreement [*]”) dated 20 December 2024 is made

BETWEEN:

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (“the Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (“the Buyer”).

The Seller and the Buyer together are referred to as the “Parties” and individually as a “Party”.

WHEREAS:

A.[*]

B.The Parties now wish to enter into this [*] Agreement [*], as per provisions set forth herein.

    NOW IT IS HEREBY AGREED AS FOLLOWS:

[*] Agreement [*]
Ref. CT2410756	Page 2/4

1DEFINITIONS

The following term used herein shall have the meaning assigned thereto:

[*]

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this [*] Agreement [*]. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

2[*]

3ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this [*] Agreement [*] as if the same were set out in full herein, mutatis mutandis.

4CONFIDENTIALITY

This [*] Agreement [*] (and its existence) shall be treated by both Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Party.

5LAW AND JURISDICTION

This [*] Agreement [*] will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this [*] Agreement [*] as if the same were set out in full herein, mutatis mutandis.

[*] Agreement [*]
Ref. CT2410756	Page 3/4

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this [*] Agreement [*] to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Paul MEIJERS

By: Grant Levy	By: Paul MEIJERS

Its: Executive Vice President	Its: Executive Vice President Commercial Transaction

[*] Agreement [*]
Ref. CT2410756	Page 4/4